SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

Xtrackers MSCI EAFE Selection Equity ETF (EASG)

Effective September 14, 2026, Xtrackers MSCI EAFE Selection Equity ETF will change its investment strategy and its name and will no longer be offered by this Prospectus or Statement of Additional Information, each dated December 19, 2025, as supplemented. All references to Xtrackers MSCI EAFE Selection Equity ETF will be removed from this Prospectus and Statement of Additional Information.
Effective September 14, 2026, Xtrackers MSCI EAFE Selection Equity ETF will be known as Xtrackers Bloomberg Developed Markets ex US Equity ETF and will be offered in a separate Prospectus and Statement of Additional Information, each dated September 14, 2026.
You will be able to find the fund’s current Prospectus and Statement of Additional Information online at go.dws.com/ETFpros. You will also be able to obtain this information at no cost by e-mailing a request to dbxquestions@list.db.com or by calling 1-844-851-4255, or you can ask your financial representative.
Please Retain This Supplement for Future Reference
September 11, 2026
PRO_SAISTKR26-40